                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                February 25, 1999
                Date of Report (Date of Earliest Event Reported)


American Residential Eagle, Inc. (as Depositor of American Residential Eagle Certificate Trust 1998-1, Issuer of the Mortgage-Backed Callable Certificates, Series 1998-1, under a Trust Agreement dated June 1, 1998, and as Depositor of American Residential Eagle Bond Trust 1998-1, Issuer of the Class A Collateralized Callable Mortgage Bonds under an Indenture dated June 1, 1998)

                        AMERICAN RESIDENTIAL EAGLE, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                 Delaware                                     333-47311                            33-0787975
---------------------------------------------          -----------------------         -----------------------------------
(State or Other Jurisdiction of Incorporation)         (Commission File Number)        (I.R.S. Employer Identification No.)


              445 Marine View Avenue, Suite 100, Del Mar, CA 92014
              ----------------------------------------------------
                    (Address of Principal Executive Offices)



                                 (619) 350-5001
                                 --------------
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 5.              OTHER EVENTS

                     American Residential Eagle, Inc. has previously registered the offer and sale of Mortgage-Backed Callable Certificates, Series 1998-1 (the "Certificates") issued by American Residential Eagle Certificate Trust 1998-1 and Class A Collateralized Callable Mortgage Bonds issued by American Residential Eagle Bond Trust 1998-1 (the "Bonds").

                     The following exhibit which relates specifically to the Certificates and the Bonds is included with this Current
                     Report:

Item 7(c).           Exhibits

                     10.1 Monthly Payment Date Statement relating to the distribution to Certificateholders, February 25, 1999.

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 18, 1999



                                          AMERICAN RESIDENTIAL EAGLE, INC.


                                          By: /s/ Mark A. Conger
                                              ---------------------------------
                                              Mark A. Conger
                                              Chief Financial Officer
                                              (Principal Financial Officer and
                                              and Principal Accounting Officer)

                                  EXHIBIT INDEX


Exhibit Number                                                                                    Page Number
--------------                                                                                    -----------
10.1           Monthly Payment Date Statement relating to the distribution to
               Certificateholders, February 25, 1999...................................................5